SUMMARY PROSPECTUS MAY 1, 2010	Inflation Protection Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling 1-888-455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2010, along with the Portfolio’s most recent annual report dated December 31, 2009, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.58%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.04%
Total Portfolio Operating Expenses*	0.62%

*	Restated to reflect current expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63.47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-linked debt securities. These securities include inflation-linked U.S. Treasury Securities, inflation-linked securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-linked securities issued by other entities such as domestic and foreign corporations and governments. Inflation-linked securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed income securities that are not linked to inflation, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (so called “junk bonds”).

Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury. Because the number of inflation-linked debt securities issued by other entities is limited, at times the Portfolio may have a substantial position in non-inflation-linked securities. To seek to reduce the impact of this limitation, the adviser may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements, provided that such instruments are in keeping with the Portfolio’s investment objective. The Portfolio may purchase securities in a number of different ways to seek higher rates of return.

Northwestern Mutual Series Fund, Inc.	NMSF–68

Inflation Protection Portfolio

The adviser is not limited to a specific weighted average maturity range. However, the adviser monitors the Portfolio’s weighted average maturity and seeks to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors.

The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may hedge some or all of its foreign currency to reduce the risk of loss due to fluctuations in the currency exchange rates, though there is no assurance that it will do so or, if it does, whether it will achieve its desired result.

The Portfolio may sell a security for a variety of reasons, including its assessment of the security’s relative attractiveness in light of its evaluation of current economic conditions or the risk of inflation, or to manage the Portfolio’s maturity and credit quality standards.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below. More information on these and other risks of investing in the Portfolio can be found beginning on page 83 of the Northwestern Mutual Series Fund, Inc. Prospectus, under “MORE ABOUT INVESTMENT STRATEGIES AND RISKS.”

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

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Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract is unwilling or unable to meet its financial obligations.

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Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

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Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Portfolio, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not have otherwise occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could magnify losses. Derivatives also involve management, credit, interest rate, liquidity and market risks, and the risks of mispricing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio may sustain a loss in the event the counterparty to a derivatives transaction fails to make required payments or otherwise comply with the terms of the contract. Investing in derivatives could cause the Portfolio to lose more than the principal amount invested.

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Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

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High Yield Debt Risk – High yield debt securities in which the Portfolio invests have greater interest rate and credit risk, maybe more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

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Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation. To the extent that the Portfolio holds investments in non-inflation-linked debt securities, as noted above, that portion of the Portfolio will not be automatically protected from inflation.

•	Interest Rate Risk – The value of the Portfolio’s fixed income or derivative investments may decline because of a change in market interest rates.

NMSF–69	Northwestern Mutual Series Fund, Inc.

Inflation Protection Portfolio

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Liquidity Risk – Particular fixed income or derivative investments may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. The Barclays Capital® U.S. Treasury Inflation Protected Securities Index is replacing the Citigroup® U.S. Inflation-Linked Index as the Portfolio’s primary benchmark to reflect a change in the portfolio management analytics software used by the sub-adviser’s fixed income portfolio managers. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 4th – ‘07 4.33%    Worst Qtr: 3rd – ‘08 -2.72%

Average Annual Total Return

(for periods ended December 31, 2009)

1 Yr	Since Inception on 04/30/07
Inflation Protection Portfolio
9.98%	5.67%
Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index
11.41%	6.26%
Citigroup® U.S. Inflation-Linked Index
10.12%	6.28%
Lipper® Variable Insurance Products (VIP) General U.S. Government Funds Average
5.99%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Manager: Brian Howell, Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1996.

James E. Platz, Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 2003. Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1991.

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

Northwestern Mutual Series Fund, Inc.	NMSF–70